As filed with the Securities and Exchange Commission on August 1, 2012

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22530

Salient MLP & Energy Infrastructure Fund

(Exact name of registrant as specified in charter)

4265 San Felipe, Suite 800, Houston, TX 77027

(Address of principal executive offices) (Zip code)

A. Haag Sherman

4265 San Felipe, Suite 800, Houston, TX 77027

(Name and address of agent for service)

713-993-4675

Registrant’s telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2012

Item 1. Reports to Stockholders.

Salient® MLP & Energy Infrastructure Fund

Semiannual Report to Shareholders

May 31, 2012

Management Discussion of Fund Performance (Unaudited)

July 13, 2012

Dear Fellow Stockholders:1

We are pleased to provide you with our semi-annual letter to update you on the Salient MLP & Energy Infrastructure Fund (“Fund”), which priced its IPO on the New York Stock Exchange on May 25, 2011. Please note that the information contained in this letter is based on data as of May 31, 2012.

The Fund went public on May 25, 2011 at $25.00 per share with 6.1 million shares for total net proceeds of $145.9 million after expenses. As of May 31, 2012, the Fund had total investments of approximately $200 million, which includes the current equity of $142.1 million as well as borrowings of $60.8 million under our revolving credit facility. As of May 31, 2012 the Fund’s price per share was $24.23 and the net asset value (NAV) per share was $23.17. The price per share represents a 4.6% premium to its NAV.2 The Fund’s investment categories, as of May 31, 2012, are shown in the pie chart below:

The first distribution for the Fund of $0.40 per share was paid on August 25, 2011 which represented a yield of 6.4% on the original $25.00 IPO price. The Fund’s distribution has increased every quarter by $0.01 and is currently $0.43 as of the last distribution paid on May 22, 2012. That represents a distribution increase of 7.5%

1 Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

2 Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. The data shown are unaudited. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

for the 12 months. As a result, the current annualized distribution represents a yield of 6.9% based on the original $25.00 IPO price as shown in the charts below:3

Distributions Paid Per Share	Yield on Original $25 IPO Price

Source: Salient Capital Advisors, LLC, June 2012.

* For illustrative purposes only. Actual return and yield scenarios may vary substantially from the figures above. Past performance does not guarantee future results.

Year-to-Date Review and Outlook

Between November 30, 2011 (the Fund’s fiscal year-end) and May 31, 2012, the Alerian MLP Index (AMZ)4 generated a total return of 2.0%, however, there was a significant amount of volatility during this period. For the first three months (December 2011 through February 2012), the index was up 12.3% as central bank stimulus programs, positive economic data, and a lack of bad news emanating from Europe led equity markets higher. The March 2012 through May 2012 period saw declining prices for crude oil (down 19.2%) and natural gas (down 7.4%), as well as weaker U.S. economic data and renewed concerns over the European sovereign debt problems.5 As a result of those factors, the AMZ fell 9.2% during the period.6

Looking forward, we maintain a positive outlook for MLPs and other energy infrastructure investments. From a long-term perspective, the continuing growth in domestic oil, natural gas, and natural gas liquids (NGL) production will require additional midstream infrastructure, which offers the opportunity to provide long-term potential growth opportunities for the partnerships and companies in which we invest. In addition, we believe that the approximate 6.6% yield of MLPs appears attractive relative to other yield investments and should continue to attract yield-seeking investors in the current low interest rate environment.

From a valuation perspective, the weakness over the past three months has created attractive valuation levels in terms of both cash flow multiples and yield spreads. Cash flow multiples have declined from 12.1x on November 29, 2011 to 9.9x on May 31, 2012 as compared to an average of 11.0x since June 1996 when the AMZ was launched. The AMZ yield spread versus the 10-Year Treasury has widened by 55 basis points, due primarily to the rapidly falling yield on the 10-Year Treasury. As of May 31, 2012, the yield spread stood at 503 basis points as compared to 448 basis points on November 30, 2011 and the historical average of 315 basis points since 1996. At current levels, the yield spread is outside of a one standard deviation range, as shown in the graph below. Historically, MLP returns have been greater than 25% in the ensuing 12 months when yield spreads have been outside of the one standard deviation range.7

3 Past performance is no guarantee of future results. No investment strategy can guarantee performance results.

4 The Alerian MLP Index is a composite of the 50 most prominent energy MLPs that provides investors with a comprehensive benchmark for the emerging asset class. Past performance is not necessarily indicative of how the index will perform in the future. Index performance does not reflect the deduction of fees or expenses. Note that an investor cannot invest directly in the index.

5 Source: FactSet, June 2012.

6 Alerian Capital Management June 2012

7 Past performance is no guarantee of future results. Please note: an investor cannot invest directly in an index. Index performance does not reflect the deduction of fees and expenses.

* For illustrative purposes only. Actual return and yield scenarios may vary substantially from the figures illustrated above. Please note: an investor cannot invest directly in an index.

Index performance does not reflect the deduction of fees and expenses. Past performance does not guarantee future results.

Please note that this letter, including the financial information herein, is made available to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this letter.

Sincerely,

Gregory A. Reid

President and Chief Executive Officer, MLP Business

Salient Capital Advisors, LLC

Key Financial Data (unaudited)

We supplement the reporting of our financial information determined under United States generally accepted accounting principles (“GAAP”) with certain non-GAAP financial measures: distributable cash flow and distributable cash flow coverage ratio. We believe these non-GAAP measures provide meaningful information to assist stockholders in understanding our financial results and assessing our performance. We pay distributions to our stockholders, funded in part by distributable cash flow generated from our portfolio investments. Distributable cash flow is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. Other companies with similar measures may calculate these measures differently, and as a result, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. These adjusted financial measures should not be considered in isolation or as a substitute for reported net investment income. These non-GAAP financial measures reflect an additional way of viewing an aspect of our operations that, when viewed with our GAAP results and the below reconciliation to the corresponding GAAP financial measures, provide a more complete understanding of our Fund. We strongly encourage stockholders to review our financial statements in their entirety and not rely on any single financial measure.

The table below reconciles the non-GAAP financial measures, distributable cash flow and distributable cash flow coverage ratio, by starting with the most directly comparable GAAP financial measure, net investment income.

(Period from December 1, 2011 through May 31, 2012)
Net investment income	$(1,247)
Reconciling items:
Return of capital on distributions (a)	4,287,006
Dividends paid in stock (b)	1,097,832
Option premium earnings (c)	662,607

Distributable cash flow (non-GAAP)	$6,046,198
Distributions paid on common stock	$5,214,875
Distributable cash flow coverage ratio (non-GAAP)	1.16

Reconciliation of distributable cash flow to GAAP

(a)    GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from net investment income, whereas the distributable cash flow calculation includes the return of capital portion of such distributions.

(b)    Distributable cash flow includes the value of dividends paid-in-kind (i.e., stock dividends), whereas such amounts are not included in net investment income for GAAP purposes during the period received, but rather are recorded as unrealized gains upon receipt.

(c)    We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the fee that we received, thereby generating a profit. The amount we received from selling call options, less the amount that we pay to repurchase such call option contracts is included in distributable cash flow. For GAAP purposes, “income” from call option contracts sold is not included in net investment income. See Note 2—Summary of Significant Accounting Policies and Practices for a full discussion of the GAAP treatment of option contracts.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Consolidated Schedule of Investments

May 31, 2012

(Unaudited)

	Shares/Units	Fair Value

Master Limited Partnerships and Related Companies—135.6%(1)
Coal—5.2%(1)
United States—5.2%(1)
Alliance Holdings GP, L.P.(2)(3)	105,886	$4,401,681
Penn Virginia Resource Partners, L.P.(3)	128,850	2,990,609

		7,392,290

Crude/Natural Gas Production—10.3%(1)
United States—10.3%(1)
Breitburn Energy Partners, L.P.	161,750	2,685,050
EV Energy Partners, L.P.(3)	39,356	2,018,176
VOC Energy Trust(3)	33,752	643,988
Whiting USA Trust II(3)	474,010	9,243,195

		14,590,409

Crude/Refined Products Pipelines—52.0%(1)
United States—52.0%(1)
Buckeye Partners, L.P.(3)	50,000	2,376,000
Enbridge Energy Management, L.L.C.(3)(4)	436,020	13,599,471
Genesis Energy LP	68,200	1,962,114
Kinder Morgan, Inc.(3)	263,750	9,017,613
Kinder Morgan Management, LLC(3)(4)	247,684	17,592,986
Magellan Midstream Partners, L.P.(2)(3)	79,600	5,477,276
Plains All American Pipeline, L.P.(2)(3)	134,990	10,600,765
Sunoco Logistics Partners L.P.(3)	130,950	4,410,396

		65,036,621

Exploration & Production—1.7%(1)
United States—1.7%(1)
QR Energy, LP(2)	141,630	2,390,714

Natural Gas/Natural Gas Liquids Pipelines—26.7%(1)
United States—26.7%(1)
Eagle Rock Energy Partners, L.P.(3)	483,923	4,234,326
El Paso Pipeline Partners, L.P.(2)(3)	228,500	7,497,085
Energy Transfer Equity, L.P.(2)(3)	257,031	9,337,936
Enterprise Products Partners L.P.(2)(3)	285,330	13,912,691
Regency Energy Partners LP	137,200	2,952,544
Williams Companies, Inc.(3)	290,000	8,853,700

		46,788,282

Natural Gas Gathering/Processing—18.2%(1)
United States—18.2%(1)
Crosstex Energy, Inc.(3)	403,724	5,454,311
Crosstex Energy, L.P.	159,000	2,478,810

See accompanying Notes to Consolidated Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Consolidated Schedule of Investments, continued

May 31, 2012

(Unaudited)

	Shares/Units	Fair Value

MarkWest Energy Partners, L.P.(3)	115,260	$5,525,564
Targa Resources Corp.(3)	139,160	6,170,355
Targa Resources Partners L.P.(3)	161,300	6,326,186

		25,955,226

Oil & Gas Field Services—2.1%(1)
United States—2.1%(1)
AIM Water LLC	3,000,000	2,997,370

Shipping—19.4%(1)
Republic of the Marshall Islands—19.4%(1)
Capital Product Partners L.P.(5)	666,667	6,182,403
Navios Maritime Partners, L.P.	539,740	7,313,477
Teekay LNG Partners L.P.(3)	102,610	3,828,379
Teekay Offshore Partners L.P.	372,613	10,321,380

		27,645,639

Total Master Limited Partnerships and Related Companies (Cost $180,753,036)		$192,796,551

	Principal Amount/Shares	Fair Value
Corporate Bonds—3.7%(1)
Coal—2.3%(1)
United States—2.3%(1)
Arch Coal, Inc., 7.25%, 06/15/2021(3)(6)	$3,800,000	$3,258,500

Exploration and Production—1.4%(1)
United States—1.4%(1)
Saratoga Resources, Inc., 12.50%, 07/01/2016(3)	2,000,000	2,015,000

Total Corporate Bonds (Cost $5,811,840)		$5,273,500

Short-Term Investment—1.4%(1)
United States Investment Company—1.4%(1)
AIM Short-Term Treasury Portfolio Fund—Institutional Class, 0.02%(7) (Cost $1,939,025)	1,939,025	$1,939,025

Total Investments—140.7%(1) (Cost $188,503,901)		200,009,076
Credit Facility—(42.8%)(1)		(60,800,000)
Other Assets and Liabilities—2.1%(1)		2,921,060

Total Net Assets Applicable to Common Stockholders—100.0%(1)		$142,130,136

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	These securities are held by the Salient MLP & Energy Infrastructure Fund, Inc. (the “Subsidiary”) the wholly owned C-Corporation.

See accompanying Notes to Consolidated Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Consolidated Schedule of Investments, continued

May 31, 2012

(Unaudited)

(3)	All or a portion of these securities are held as collateral pursuant to the loan agreements or for written call options.
(4)	Distributions are paid-in-kind.
(5)	Restricted security has been fair valued in accordance with procedures approved by the Board of Trustees and has a fair value of $6,182,403, which represents 4.3% of net assets.
(6)

Security exempt from registration under Rule 144A of the Securities Act of 1933. This Security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2012, the aggregate value of this security was $3,258,500, representing 2.3% of net assets. This security has been deemed liquid based on procedures approved by the Board of Trustees.

(7)	Rate indicated is the current yield as of May 31, 2012.

Written Call Options held at May 31, 2012

Written Call Options	Expiration Date	Strike Price	Contracts	Fair Value
Teekay LNG Partners, L.P.	June 2012	$42.50	1,020	$10,200

Total Written Call Options (Premiums received $13,796)				$10,200

Open Futures Contracts at May 31, 2012

Futures Contracts	Number of Contracts	Month/ Commitment	Notional Value	Fair Value
E-mini S&P 500 Index	(216)	June 2012/Short	$(14,139,900)	$199,800
US Treasury Bond	(22)	September 2012/Short	(3,293,814)	(17,188)
WTI Crude(1)	(31)	July 2012/Short	(2,682,430)	186,000

Total Futures Contracts			$(20,116,144)	$368,612

(1)	This position is held by the Subsidiary.

Open Credit Default Swap Contracts at May 31, 2012—Buy Protection
Counterparty	Reference Entity	Pay/Receive Fixed Rate	Termination Date	Implied Credit Spread(1)	Notional Value(2)	Fair Value(3)
Morgan Stanley	CDX.NA.HY.18	5.00%	6/20/2017	6.80%	$11,800,000	$746,481

Total Credit Default Swaps						$746,481

(1)

Implied credit spread represents the current level at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment performance risk of the credit default swap contract.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit even occurs as defined under the terms of the particular swap agreement.

(3)	Fair value includes upfront payment paid of $280,250 and unrealized appreciation of $466,231.

See accompanying Notes to Consolidated Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Consolidated Schedule of Investments, continued

May 31, 2012

(Unaudited)

Open Equity Swap Contracts at May 31, 2012—Long Positions
Counterparty	Reference Entity	Maturity Date	Notional Value	Fair Value
Morgan Stanley	Navios Maritime Partners, L.P.(1)	4/18/2014	$636,913	$(90,233)
Morgan Stanley	Regency Energy Partners LP(1)	4/18/2014	1,660,550	(231,469)

Total Equity Swap Contracts			$2,297,463	$(321,702)

(1)	This position is held by the Subsidiary.

See accompanying Notes to Consolidated Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Consolidated Statement of Assets, Liabilities and Stockholders’ Equity

May 31, 2012

(Unaudited)

Assets
Investments at fair value (cost $188,503,901)	$200,009,076
Cash	402,651
Receivable from Adviser	32,714
Interest and dividend receivable	231,223
Receivable for investments sold	101,030
Deposits with brokers for swap agreements	3,490,250
Deposits with brokers for futures contracts	959,660
Unrealized appreciation on swap contracts	466,231
Variation margin receivable	39,990
Deferred tax benefit	93,067
Prepaid expenses and other assets	46,264

Total assets	205,872,156

Liabilities
Credit facility	60,800,000
Written call options at fair value (premiums received $13,796)	10,200
Payable to Adviser	196,285
Payable for investments purchased	316,532
Accrued other expenses and liabilities	357,889
Variation margin payable	20,230
Unrealized depreciation on swap contracts	321,702
Current tax liablility	59,657
Deferred tax liablility	1,659,525

Total liabilities	63,742,020

Net assets applicable to common stockholders	$142,130,136

Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.01 par value; 6,137,236 shares issued and outstanding
(6,400,000 shares authorized)	$61,372
Additional paid-in capital	136,339,945
Undistributed net investment income	814,275
Undistributed net realized loss	(5,284,063)
Net unrealized appreciation of investments	10,198,607

Net assets applicable to common stockholders	$142,130,136

Net Asset Value per common share outstanding	$23.16

See accompanying Notes to Consolidated Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Consolidated Statement of Operations

Period from December 1, 2011 through May 31, 2012

(Unaudited)

Investment Income
Distributions from master limited partnerships	$4,055,726
Less return of capital on distributions	(4,287,006)

Net distributions from master limited partnerships	(231,280)
Dividends from master limited partnership related companies	1,516,021
Interest from corporate bonds	387,975

Total Investment Income	1,672,716

Operating Expenses
Management fees	1,176,614
Professional fees	86,547
Administrator fees	72,633
Directors’ fees	44,877
Custodian fees	15,727
Other operating expenses	193,427

Total Operating Expenses	1,589,825

Leverage Expenses
Interest expense	373,307

Total Leverage Expenses	373,307

Total Expenses	1,963,132
Less expense reimbursement by Adviser (note 9)	(196,102)

Net Expenses	1,767,030

Net Investment Loss, before Income Taxes	(94,314)

Deferred tax benefit	93,067

Net Investment Loss	(1,247)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	(911,284)
Futures	(2,332,277)
Option contracts	662,607
Swap contracts	(2,283,994)

Net realized loss, before income taxes	(4,864,948)
Deferred tax expense	(289,264)

Net realized loss	(5,154,212)

Change in unrealized appreciation/depreciation of:
Investments	7,791,072
Futures	382,149
Option contracts	(69,234)
Swap contracts	805,006

Net change in unrealized appreciation, before income taxes	8,908,993
Deferred tax expense	(1,390,561)

Net change in unrealized appreciation	7,518,432

Net Realized and Change in Unrealized Appreciation on Investments and Derivative Transactions	2,364,220

Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$2,362,973

See accompanying Notes to Consolidated Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Consolidated Statement of Changes in Net Assets

	Period from December 1, 2011 through May 31, 2012	Period from May 25, 2011(1) through November 30, 2011
	(Unaudited)
Operations
Net investment income (loss), net of income taxes	$(1,247)	$788,975
Net realized gain (loss), net of income taxes	(5,154,212)	258,740
Net change in unrealized appreciation/depreciation, net of income taxes	7,518,432	2,680,175

Net increase in net assets applicable to common stockholders resulting from operations	2,362,973	3,727,890

Distributions to Common Stockholders
Net investment income	—	(1,098,589)
Return of capital	(5,214,875)	(3,867,857)

Total distributions to common stockholders	(5,214,875)	(4,966,446)

Capital Stock Transactions
Proceeds from initial public offering of 5,600,000 common shares	—	140,000,000
Proceeds from additional offering of 526,881 common shares	—	13,172,025
Underwriting discounts and offering expenses associated with the issuance of common stock	—	(7,199,085)
Issuance of 2,089 and 4,266 common shares from reinvestment of distributions to stockholders, respectively	49,338	98,316

Net increase in net assets applicable to common stockholders from capital stock transactions	49,338	146,071,256

Total increase (decrease) in net assets applicable to common stockholders	(2,802,564)	144,832,700
Net Assets
Beginning of period	144,932,700	100,000

End of period	$142,130,136	$144,932,700

Undistributed net investment income, end of period	$814,275	$815,522

(1)	Commencement of Operations.

See accompanying Notes to Consolidated Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Consolidated Statement of Cash Flows

Period from December 1, 2011 through May 31, 2012

(Unaudited)

Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities
Net increase in net assets applicable to common stockholders resulting from operations	$2,362,973
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(91,280,832)
Proceeds from sales of long-term investments	81,542,762
Proceeds from sales of short-term investments, net	109,067
Proceeds from written call options	254,198
Return of capital on distributions from master limited partnerships	4,287,006
Amortization of bond premium	1,863
Net change in unrealized appreciation of investments	(7,791,072)
Net change in unrealized depreciation of option contracts	69,234
Net change in unrealized appreciation of swap contracts	(805,006)
Net realized loss on investments	911,284
Net realized gain on option contracts	(662,607)

Changes in operating assets and liabilities:
Interest and dividend receivable	175,813
Prepaid expenses and other assets	46,509
Receivable for investments sold	4,665,662
Deposits with brokers for swap agreements	(631,973)
Deposits with brokers for futures contracts	530,711
Payable for investments purchased	(696,986)
Variation margin on futures contracts	(845,051)
Current tax liability	266,821
Deferred tax liability	1,286,527
Payable to Adviser, net of receivable	12,453
Increase in accrued expenses and other liabilities	(15,646)

Net cash used for operating activities	(6,206,290)

Cash Flows From Financing Activities
Advances from credit facility	38,100,000
Repayments on credit facility	(26,500,000)
Distributions paid to common stockholders, net of reinvestments	(5,165,537)

Net cash provided by financing activities	6,434,463

Net change in cash	228,173
Cash—beginning of period	174,478

Cash—end of period	$402,651

Noncash financing activities consist of reinvestment distributions of $49,337.
Cash paid during the year for interest was $345,110.
Cash paid during the year for non-use fees was $19,540.

See accompanying Notes to Consolidated Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Consolidated Financial Highlights

	Period from December 1, 2011 through May 31, 2012	Period from May 25, 2011(1) through November 30, 2011
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$23.62	$—
Public offering price	—	25.00
Income from Investment Operations
Net investment income (loss)	—	0.13
Net realized gain and change in unrealized appreciation on investments	0.39	0.49

Total income from investment operations	0.39	0.18

Distributions to Common Stockholders
Net investment income (loss)	—	0.13
Return of capital	(0.85)	(0.68)

Total distributions to common stockholders	(0.85)	(0.81)

Underwriting discounts and offering costs on issuance of common stock(3)	—	(1.19)

Net Asset Value, end of period	$23.16	$23.62

Per common share market value, end of period	$24.23	$23.42

Total Investment Return Based on Market Value(4)	7.11%	(2.95)%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$142,130	$144,933
Average net assets (000’s)	$154,317	$140,843
Ratio of expenses to average net assets before waiver(5)	4.60%	2.73%
Ratio of expenses to average net assets after waiver(5)	4.35%	2.49%
Ratio of expenses (excluding deferred income tax benefit/expense) to average net assets before waiver(5)(6)	2.42%	2.66%
Ratio of expenses (excluding deferred income tax benefit/expense) to average net assets after waiver(5)(6)	2.17%	2.42%
Ratio of net investment income (loss) to average net assets before waiver(5)	(0.25)%	0.83%
Ratio of net investment income (loss) to average net assets after waiver(5)	(0.00)%	1.08%
Portfolio turnover rate	40%	18%
Asset coverage per $1,000 unit of senior indebtedness(7)	3,339	3,946
Short-term borrowings, end of period (000’s)	$60,800	$49,200

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Represents the dilution per common share from underwriting and other offering costs for the period from May 25, 2011 through November 30, 2011.
(4)

Not annualized. Total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the DRIP.

(5)	Annualized for periods less than one full year.
(6)

For the period from December 1, 2011 through May 31, 2012, the Fund accrued $1,610,134 for net deferred income tax expense. For the period from May 25, 2011 through November 30, 2011 the Fund accrued $50,324 for net deferred income tax expense.

(7)

Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See accompanying Notes to Consolidated Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements

May 31, 2012

(Unaudited)

(1) ORGANIZATION

Salient MLP & Energy Infrastructure Fund (the “Fund”) was organized as a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company. On April 21, 2011 the Fund issued 4,000 shares in the amount of $25 per share in exchange for $100,000 of seed capital. The Fund has authorized 6,400,000 common shares of beneficial interest (“Shares”), which may be issued in more than one class or series. The Fund commenced operations on May 25, 2011. The Fund’s Shares are listed on the New York Stock Exchange under the symbol “SMF.”

The Fund’s objective is to provide a high level of total return with an emphasis on making quarterly cash distributions (“Distributions”) to stockholders. The Fund pursues its investment objective by investing at least 80% of its total assets in securities of master limited partnerships (“MLPs”) and energy infrastructure companies.

The Fund may invest up to 25% of its total assets in the Salient MLP & Energy Infrastructure Fund, Inc. a wholly owned subsidiary (the “Subsidiary”). The Subsidiary, which is organized under the laws of the state of Delaware, is wholly owned and controlled by the Fund, and is therefore consolidated in the Fund’s financial statements. The Subsidiary was formed on May 2, 2011, and has been consolidated since its formation. The Fund invests in the Subsidiary in order to gain exposure to the investment returns of the MLP Markets, within the limitations of the federal tax law requirements applicable to regulated investment companies (“RIC”).

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

These consolidated financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America (“US GAAP”). The accompanying consolidated financial statements reflect the financial position of the Fund and its Subsidiary and the results of their operations on a consolidated basis. All intercompany accounts and transactions have been eliminated in consolidation.

(b) CASH EQUIVALENTS

The Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) INVESTMENT VALUATION

The Fund’s Board of Trustees (“Board”) has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser Valuation Committee (as defined below) of the Fund’s valuation policies that the Board of the Fund has approved for purposes of determining the value of securities held by the Fund.

The Fund’s Board has authorized the establishment of a valuation committee of the Adviser (“Adviser Valuation Committee”). The function of the Adviser Valuation Committee, subject to oversight of the Board Valuation Committee and the Fund’s Board, is generally to review the Fund’s valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Fund’s administrator.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued

May 31, 2012

(Unaudited)

To the extent that the price of a security cannot be determined applying the methods described below, the Fund will determine the price of the security pursuant to the fair value procedures approved by the Board.

Equities

The Fund intends to primarily own securities that are listed on securities exchanges or that are actually traded in over-the-counter markets. The Fund will value those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Fund uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.

A publicly traded equity security acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable restriction discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities and will be periodically reassessed and likely reduced over the anticipated restricted period.

Restricted Securities

The Fund may invest up to 50% of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a value and may limit the Fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Fund’s Board. Such fair value procedures may consider among other factors discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating, and an analysis of the issuer’s financial statements and reports. If events occur that affect the value of the Fund’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

Debt

Debt securities will be valued at evaluated prices supplied by a pricing vendor. Pricing vendors consider market transactions and various other relevant factors in determining market values. Short-term instruments purchased with a remaining maturity of 60 days or less, maturing at par and of sufficient credit rating, will be valued at amortized cost.

Derivatives

Futures contracts are valued at the final settlement price on the exchange on which they are principally traded. Exchange traded option contracts are valued at the last bid/ask price for options held long/short, respectively, from any exchange on which the option is listed. Credit default swap contracts are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include among other considerations, end of day net present values, spreads, ratings, industry, and company performance. Equity swaps are valued based on the value of the underlying security, accrued interest and the terms of the specific contract.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued

May 31, 2012

(Unaudited)

(d) FUTURES

The Fund entered into futures contracts to manage exposure to interest rate, equity and market price movements, and commodity prices. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency, or commodity for a fixed price at a future date. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Upon entering into a contract, the Fund deposits and maintains as collateral, an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in value of the futures contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund is subject to market risk based on the volatility of the underlying security or index linked to the specific futures contract.

(e) SWAPS

The Fund entered into credit default swap contracts (“CDS”) to manage credit risk.

A CDS is an agreement between two parties to exchange the credit risk of an issuer. In a CDS the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation. Credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. Upon the occurrence of a defined credit event, the difference between the fair value of the referenced obligation and the swap’s notional amount is recorded as realized gain (for protection purchased) or loss (for protection sold) in the Consolidated Statement of Operations. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. CDS are stated at fair value and are presented as an asset or liability on the Consolidated Statement of Assets, Liabilities and Stockholders’ Equity, with changes in the daily value recognized as unrealized gains (losses) in the Consolidated Statement of Operations. A realized gain or loss is recorded upon the termination of the CDS or on a reset date when the Fund receives or makes payment. Upon entering into a CDS, the Fund will either receive or pay an upfront payment based upon the difference between the initial transaction price and the notional amount of the swap and whether the Fund is buying or selling protection. Upfront payments that are received are recorded as liabilities while upfront payments paid are recorded as assets. These payments remain on the books until the swap contract is closed and are settled net at closing.

The Fund entered into equity swaps to manage its exposure to the market or certain sectors of the market.

In an equity swap, cash flows are exchanged based on a commitment by one party to pay interest in exchange for a market-linked return based on a notional amount. The market-linked return may include among other things, the total return of a security or index. When an equity swap is reset or terminated, the Fund records a realized gain or loss equal to the difference between the close-out or reset price and the original contract price. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the equity swap contracts.

Entering into these swap agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets,

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued

May 31, 2012

(Unaudited)

Liabilities and Stockholders’ Equity. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.

(f) OPTIONS

The Fund Writes equity call options as a source of additional income as part of its investment strategy. Premiums received by the Fund for written call options are initially recorded in the Consolidated Statement of Assets, Liabilities and Stockholders’ Equity as a liability and adjusted to fair value at the first valuation date. The amount of the liability is adjusted daily to reflect the current market value of the written call option and any change in fair value is recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Written call options give the buyer the right to purchase the underlying security at a specified price before a specific date. The writer of an option is exposed to the risk of loss if the market price of the underlying asset increases (in the case of a call option). The writer of an option can never profit by more than the premium paid by the buyer but can lose an unlimited amount in the case of written call options. Premiums received from written call options that expire are treated as realized gains. If the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending on whether the cost of the close out position is less than or greater than the premium received when the option was written. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium received.

(g) MASTER LIMITED PARTNERSHIP

Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund and Subsidiary invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing partner typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interest, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund’s investments in the MLPs consist of limited partners or member interest’s ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level and tax on certain corporate dividends). Currently, most MLPs operate in the energy and/or natural resource sector.

(h) SECURITY TRANSACTIONS

Security transactions are accounted for on a trade date basis. Realized gains and losses are reported on a specific identified cost basis.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued

May 31, 2012

(Unaudited)

(i) INVESTMENT INCOME AND EXPENSES

Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in MLPs generally are comprised of ordinary income, capital gains and return of capital.

(j) DISTRIBUTIONS TO STOCKHOLDERS

The Fund intends to make quarterly distributions to shareholders. Net realized capital gains, if any, will be distributed annually. Distributions from net realized gains may include short-term capital gains. All net short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with the requirements under Subchapter M of the Code so that the Fund will be treated as a RIC.

Each stockholder will automatically be a participant under the Fund’s Dividend Reinvestment Plan (the “DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares, unless a shareholder otherwise elects to receive distributions in cash. Generally, for U.S. federal income tax purposes, shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount of cash they would have received had the shareholder not participated in the DRIP.

The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

(k) USE OF ESTIMATES

The preparation of the consolidated financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such difference may be significant.

(l) INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(m) RECENT ACCOUNTING PRONOUCEMENT

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact of these amendments and does not believe they will have a material impact on the Fund’s financial statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued

May 31, 2012

(Unaudited)

(n) RETURN OF CAPITAL ESTIMATES

Distributions received from the Fund’s investments in MLPs generally are comprised of ordinary income, capital gains, and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised on information from the MLPs after their tax reporting periods are concluded.

For the period ended November 30, 2011, the Fund estimated that approximately 90% of the MLP distributions received would be treated as a return of capital. Subsequent to November 30, 2011, the Company reallocated the amount of investment income and return of capital it recognized for the period ended November 30, 2011 based on the 2011 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in net investment income of approximately $474,000; an increase in unrealized appreciation of investments of approximately $430,000 and an increase in realized gains of approximately $44,000 for the period from December 1, 2011 through May 31, 2012.

(o) FEDERAL AND OTHER TAXES

The Subsidiary, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Subsidiary reports its allocable share of the MLPs taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Subsidiary has a deferred tax asset; consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Subsidiary. A valuation allowance will be established if it is more likely than not that some portion or the entire deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Subsidiary’s MLP holdings), the durations of statutory carryforwards periods and the associated risk that operating and capital loss carryforwards may expire unused.

For the current open tax year and for all major jurisdictions, management of the Subsidiary has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Furthermore, management of the Subsidiary is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Subsidiary may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Subsidiary modifies its estimates or assumptions regarding the deferred tax liability.

The Subsidiary’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. The current tax year remains open and subject to examination by tax jurisdictions.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued

May 31, 2012

(Unaudited)

(3) DERIVATIVE FINANCIAL INSTRUMENTS

As discussed in the preceding notes, the Fund may use derivative financial instruments as part of its management strategy. The Fund has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. All derivative financial instruments will be recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Consolidated Statement of Operations.

Values of certain derivatives executed with the same counterparty are recorded on a net-by-counterparty basis where a legal right of offset exists under an enforceable netting agreement in conformity with U.S. GAAP.

Periodic cash settlements under the terms of the derivative instruments and the termination of such contracts are recorded as realized gains or losses in the Consolidated Statement of Operations. For the period December 1, 2011 through May 31, 2012, the Fund’s use of derivatives included futures, equity options and swap contracts. The financial statement treatment and impact can be found in the table below.

	Assets		Liabilities
Derivatives	Description	Fair Value	Description	Fair Value
Market Risk Contracts:
Futures contracts	Receivable for variation margin on futures*	$199,800	Payable for variation margin on futures*	$—
Commodity Risk Contracts:
Futures contracts	Receivable for variation margin on futures*	186,000	Payable for variation margin on futures	—
Interest Rate Risk Contracts:
Futures contracts	Receivable for variation margin on futures*	—	Payable for variation margin on futures*	(17,188)
Equity Contracts:
Swap contracts	Net unrealized gain (loss) on swaps	—	Net unrealized gain (loss) on swaps	(321,702)
Written call options	Written call options at fair value	—	Written call options at fair value	(10,200)
Credit Contracts:
Swap contracts	Net unrealized gain (loss) on swap**	746,481	Net unrealized gain (loss) on swap	—

Total		$1,132,281		$(349,090)

*

Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Consolidated Statements of Assets, Liabilities and Stockholders’ Equity.

**	Fair value includes the upfront payments paid on the swaps of $280,250 and unrealized appreciation of $466,231.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued

May 31, 2012

(Unaudited)

Consolidated Statement of Operations

The effect of derivative instruments on the Consolidated Statement of Operations for the period December 1, 2011 through May 31, 2012.

Derivatives	Amount of Net Realized Gain (Loss) on Derivatives
Market Risk Contracts:
Futures contracts	$(2,665,764)
Commodity Risk Contracts:
Futures contracts	333,353
Interest Rate Risk Contracts:
Futures contracts	135
Equity Contracts:
Swap contracts	(82,923)
Written call options	662,607
Credit Contracts:
Swap contracts	(2,201,072)

Total	$(3,953,664)

Derivatives	Change in Net Unrealized Appreciation/ Depreciation on Derivatives
Market Risk Contracts:
Futures contracts	$169,062
Commodity Risk Contracts:
Futures contracts	230,330
Interest Rate Risk Contracts:
Futures contracts	(17,243)
Equity Contracts:
Swap contracts	(321,702)
Written call options	(69,234)
Credit Contracts:
Swap contracts	1,126,708

Total	$1,117,921

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued

May 31, 2012

(Unaudited)

Transactions in written options contracts for the period December 1, 2011 through May 31, 2012, are as Follows:

	Contracts	Premiums
Outstanding at November 30, 2011	14,606	$641,740
Options written	31,864	1,305,642
Options exercised	(4,341)	(219,534)
Options expired	(26,003)	(662,607)
Options covered	(15,106)	(1,051,445)

Outstanding at May 31, 2012	1,020	$13,796

The average monthly notional value of futures contracts sold short, written call options, credit default swap contracts where protection was purchased, and equity swap contracts during the period from December 1, 2011 to May 31, 2012 were $26,908,770, $19,615,683, $13,745,167 and $6,733,326, respectively.

(4) FAIR VALUE MEASUREMENTS

As described in note 2, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

•	Level 1—quoted prices in active markets for identical securities

•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, evaluated quotes in active markets, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued

May 31, 2012

(Unaudited)

These inputs are summarized in the three broad levels listed below.

Description	Level 1	Level 2	Level 3	Total Investments
Assets
Debt Securities:
Corporate Bonds(a)	$—	$5,273,500	$—	$5,273,500

Total Debt Securities	—	5,273,500	—	5,273,500

Derivative Securities:
Credit Default Swaps(b)	—	746,481	—	746,481
Futures Contracts	385,800	—		385,800

Total Derivative Securities:	385,800	746,481	—	1,132,281

Equity Securities:
Master Limited Partnership and Related Companies	183,616,778	—	9,179,773	192,796,551

Total Equity Securities	183,616,778	—	9,179,773	192,796,551

Registered Investment Company:
Money Market Fund	1,939,025	—	—	1,939,025

Total Registered Investment Company	1,939,025	—	—	1,939,025

Total Assets	$185,941,603	$6,019,981	$9,179,773	$201,141,357

Liabilities
Derivative Securities:
Equity Swaps	—	321,702	—	321,702
Futures Contracts	17,188	—	—	17,188
Written Option Contracts	10,200	—	—	10,200

Total Liabilities	$27,388	$321,702	$—	$349,090

(a)	All other industry classifications are identified in the Consolidated Schedule of Investments.
(b)	Fair value includes the upfront payment paid of $280,250 and unrealized appreciation of $466,231.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investments in Securities
Balance as of December 1, 2011	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation	179,770
Net purchases (sales)	9,000,003
Transfers in and/or out of Level 3	—

Balance as of May 31, 2012	$9,179,773

The Company utilizes the beginning of reporting period method for determining transfers between levels. There were no transfers between levels during the period.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued

May 31, 2012

(Unaudited)

(5) INCOME TAXES

The Fund’s policy is to comply with the requirements of the Internal Revenue Code (“the Code”) applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis.

The differences between book-basis and tax-basis unrealized appreciations (depreciation) are primarily due to differences in the timing of recognition of gains and losses on investments for tax and book purposes.

The following information is provided on a tax basis as of November 30, 2011:

Cost of investments	$184,139,541

Gross unrealized appreciation	9,857,543
Gross unrealized depreciation	(5,988,396)

Net unrealized appreciation (depreciation) before taxes	3,869,147
Net unrealized appreciation (depreciation) after taxes	3,437,237
Undistributed investment income	—
Undistributed long-term gains	—

Distributed earnings	—
Other accumulated gains (losses)	(503,301)

Total accumulated earnings (losses)	$3,365,846

The Subsidiary invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Subsidiary reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Subsidiary’s tax expense or benefit is included in the Consolidated Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

The Fund and Subsidiary have reviewed all open tax years and major jurisdictions and concluded there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken for the fiscal year ended November 30, 2011. The Fund and Subsidiary are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued

May 31, 2012

(Unaudited)

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Subsidiary’s deferred tax assets and liabilities as of May 31, 2012, are as follows:

Deferred tax assets:
Net ordinary loss carryforward	$1,119,134
Capital loss carryforward	91,753
Basis increase (decrease) resulting from certain book/tax differences	(1,066,843)

Total deferred tax assets	144,044
Less Deferred tax liabilities:
Unrealized gain on investment securities	(1,803,569)

Total net deferred tax liability	$(1,659,525)

The net operating loss carryforward and capital loss carryforward are available to offset future taxable income. The Subsidiary has the following capital loss amounts:

Fiscal Period Ended Net Operating Loss		Expiration
November 30, 2011	$(68,009)	November 30, 2031
May 31, 2012	(3,040,696)	May 31, 2032

Total	$(3,108,705)

Fiscal Period Ended Capital Loss		Expiration
November 30, 2011	$(1,058,381)	November 30, 2016
Gains as of May 31, 2012	803,512

Total	$(254,869)

For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. The capital loss may be carried forward for 5 years and, accordingly, would begin to expire by November 30, 2016. Net operating losses can be carried forward for 20 years and, accordingly, would begin to expire as of November 30, 2031.

Although the Subsidiary currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments, and the period over which these deferred tax assets can be realized. Based on the Subsidiary’s assessment, it has determined that it is more likely than not that its deferred tax valuation asset will be realized as future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Subsidiary’s deferred tax asset. The Subsidiary will continue to asses the need for a valuation allowance in the future.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued

May 31, 2012

(Unaudited)

Total income tax expense (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to the Subsidiary’s net investment income and realized and unrealized gains (losses) on investments before taxes for the fiscal period ended May 30, 2012, as follows:

	Current	Deferred	Total
Application of statutory income tax benefit	$—	$1,546,405	$1,546,405
State income taxes, net of federal tax benefit	—	40,353	40,353

Total income tax expense	—	$1,586,758	$1,586,758

(6) RECLASSIFICATION OF PERMANENT DEFFERENCES

Primarily as a result of differing book/tax treatment of swap adjustments, partnership adjustments and return of capital distributions, on November 30, 2011, undistributed net investment income was increased by $815,522, undistributed net realized loss was increased by $1,011,180 and additional paid-in capital was increased by $195,658. This reclassification had no effect on the net assets of the Fund.

(7) RESTRICTED SECURITIES

From time to time, certain of the Fund’s investments may be restricted as to resale. Restricted securities for which quotations are not readily available are valued at fair value as determined by the board of trustees, as discussed further in Note 2. The table below shows the number of shares held, acquisition date, acquisition cost, fair value, fair value per share and percent of net assets for the restricted security held at May 31, 2012.

Investment Security		Number of Shares	Acquisition Date	Acquisition Cost	Fair Value	Fair Value Per Share	Fair Value as Percent of Net Assets
Capital Product Partners L.P.	Private Placement	666,667	5/21/12	$6,000,003	$6,182,403	$9.27	4.3%

(8) INVESTMENT TRANSACTIONS

For the period December 1, 2011 through May 31, 2012 the Fund purchased (at cost) and sold securities (proceeds received) in the amount of $91,280,831 and $81,542,762 (excluding short-term debt securities), respectively.

(9) RELATED PARTY TRANSACTIONS

The Board is authorized to engage an investment advisor and it has selected Salient Capital Advisors, LLC (the “Advisor”), to manage the Fund’s portfolio and operations, pursuant to an investment management agreement (the “Investment Management Agreement”). Under the terms of the Investment Management Agreement between the Adviser and the Fund, the Adviser is entitled to receive a management fee at an annualized rate, of 1.20%, based on the average monthly total assets of the Fund, less liabilities other than those relating to borrowing, accrued and payable monthly. The Adviser has contractually agreed to waive and/or reimburse the Fund for its management fee in an amount equal on an annual basis to 0.20% of the Fund’s average monthly total assets, less liabilities other than those related to borrowing, for the first 24 months following the Fund’s initial public offering. The Adviser earned $980,512 in advisory fees (net of $196,102 of advisory fees waived by the Adviser) for the period December 1, 2011 through May 31, 2012.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued

May 31, 2012

(Unaudited)

(10) ADMINISTRATIVE AGREEMENTS

In consideration for administration, accounting, and recordkeeping services, the Fund will pay the Independent Administrator (“Independent Administrator”) a monthly administration fee. The Independent Administrator provides the Fund with compliance, transfer agency, custody, and other investor related services including serving as the Fund’s registrant, divided paying agent, and agent for the automatic dividend reinvestment plan.

In consideration for these services, the Fund pays the Independent Administrator a monthly fee computed at an annual rate of 0.05 percent of the first $300,000,000 of the Fund’s average net assets. The minimum annual fee is $125,000. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s portfolio assets, plus portfolio transaction fees.

(11) CREDIT FACILITY

On June 23, 2011 the Fund entered into a $55 million secured revolving credit facility with Bank of America Merrill Lynch. Outstanding loan balances accrue interest daily at a rate equal to one Month LIBOR plus 0.95%. The Fund will pay a fee of 0.25% on any unused amounts on the credit facility.

The average principal balance and interest rate for the period December 1, 2011 through May 31, 2012 was approximately $41,400,000 and 1.21%, respectively. At May 31, 2012, the principal balance outstanding was $44,300,000 at an interest rate of 1.19%.

On July 19, 2011, the Subsidiary entered into a $14 million secured revolving credit facility with Bank of America Merrill Lynch. On February 7, 2012 the facility limit for the Subsidiary was increased to $20 million. Outstanding loan balances will accrue interest daily at a rate equal to one month LIBOR plus 0.95%. The Subsidiary will pay a fee of 0.25% on any unused amounts on the credit facility.

The average principal balance and interest rate for the period December 1, 2011 through May 31, 2012 was approximately $16,500,000 and 1.21%, respectively. At May 31, 2012, the principal balance outstanding was $16,500,000 at an interest rate of 1.19%.

(12) RISK CONSIDERATIONS

The following summary of certain risk footnotes is not meant to be comprehensive of the Fund’s risks.

General Market Risk

An investment in the Fund’s common shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Fund’s common shares. An investment in the Fund’s common shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund’s Distributions.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued

May 31, 2012

(Unaudited)

Concentration Risk

The Fund’s investment portfolio will be concentrated in MLPs and energy infrastructure companies. The focus of the portfolio on a specific industry or industries within the midstream sector may present more risks than if the portfolio was broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the midstream sector would have a larger impact on the Fund than on an investing company that does not concentrate solely in MLPs and energy infrastructure companies. To the extent that the Fund invests a relatively high percentage of the Fund’s assets in the obligations of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political, or regulatory occurrence.

Leverage Risk

Financial leverage represents the leveraging of the Fund’s investment portfolio. The use of leverage can amplify losses. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from financial leverage exceed the costs of such financial leverage, the use of leverage could cause the Fund’s net asset value to decline. When financial leverage is used, the net asset value and market value of the Fund’s common shares will be more volatile. There is no assurance that the Fund’s use of financial leverage will be successful.

(13) COMMON STOCK

The Fund has 6,400,000 shares of capital stock authorized and 6,137,236 shares outstanding at May 31, 2012. Transactions in common stock for the period December 1, 2011 through May 31, 2012 were as follows:

Shares at November 30, 2011	6,135,147
Shares issued through reinvestment of dividend	2,089

Shares at May 31, 2012	6,137,236

(14) SUBSEQUENT EVENTS

The Fund has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Supplemental Information

May 31, 2012

(Unaudited)

Stockholder Proxy Voting Results

The annual meeting of stockholders was held on June 15, 2012. The matters considered at the meeting, together with the actual vote tabulations relating to such matters are as follows:

1. To elect four Class I Trustees.

No. of Shares
Richard C. Johnson
Affirmative	4,123,989
Withheld	62,009

TOTAL	4,185,998

G. Edward Powell
Affirmative	4,120,667
Withheld	65,331

TOTAL	4,185,998

Gregory A. Reid
Affirmative	4,127,166
Withheld	58,832

TOTAL	4,185,998

A. Haag Sherman
Affirmative	4,125,389
Withheld	60,609

TOTAL	4,185,998

Based upon votes required for approval, each of these matters passed.

Director and Officer Compensation

The Fund does not compensate any of its Trustees who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period form December 1, 2011 to May 31, 2012, the aggregate compensation paid by the Fund to the independent Trustees was $45,000. The Fund did not pay any special compensation to any of its Trustees or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Fund will trade in the public markets and other factors discussed in filings with the SEC.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Supplemental Information, continued

May 31, 2012

(Unaudited)

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the period ended June 30, 2012 are available to stockholders (i) without charge, upon request by calling 1-800-809-0525; and (ii) on the SEC’s website at www.sec.gov.

Form N-Q

The Fund will file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge upon request by calling 1-800-809-0525, by visiting the Fund’s website at www.salientmlpfund.com, or by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-800-809-0525 or by visiting the SEC’s Website at www.sec.gov.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

Privacy Policy

The Salient MLP Energy & Infrastructure Fund (the “Fund”) recognizes the importance of securing personal financial information. It is our policy to safeguard any personal and financial information that may be entrusted to us. The following is a description of the Fund’s policy regarding disclosure of nonpublic personal information.

We collect nonpublic personal information as follows:

We collect information about our investors, including, but not limited to, the investor’s name, address, telephone number, e-mail address, social security number and date of birth. We collect that information from subscription agreements, other forms of correspondence that we receive from investors, from personal conversations and from affiliated entities as permitted by law.

We receive information about investor transactions with us, including, but not limited to, account number, account balance, investment amounts, withdrawal amounts and other financial information.

We are permitted by law to disclose nonpublic information we collect, as described above, to the Fund’s service providers, including the Fund’s investment adviser, sub-advisers, servicing agent, independent administrator, custodian, legal counsel, accountant and auditor. We do not disclose any nonpublic information about our current or former investors to nonaffiliated third parties, except as required or permitted by law. We restrict access to

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Supplemental Information, continued

May 31, 2012

(Unaudited)

investor nonpublic personal information to those persons who require such information to provide products or services to investors. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard investors’ nonpublic personal information.

If an investor’s investment relationship with the Fund involves a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of such investor’s financial intermediary would govern how any nonpublic personal information would be shared by them with nonaffiliated third parties.

Automatic Dividend Reinvestment and Cash Purchase Plan

Each shareholder will automatically be a participant under the Fund’s Dividend Reinvestment Plan (the “DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares, unless a shareholder otherwise elects to receive distributions in cash. Generally, for U.S. federal income tax purposes, shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount of cash they would have received had the shareholder not participated in the DRIP.

Salient® MLP & Energy Infrastructure Fune

4265 San Felipe, 8th Floor

Houston, Texas 77027

Toll-Free: 800-809-0525

NYSE: SMF

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (12/01/11-12/31/11)	0	0	0	0
Month #2 (01/01/12-01/31/12)	0	0	0	0
Month #3 (02/01/12-02/29/12)	0	0	0	0
Month #4 (03/01/12-03/31/12)	0	0	0	0
Month #5 (04/01/12-04/30/12)	0	0	0	0
Month #6 (05/01/12-05/31/12)	0	0	0	0

Total	0	0	0	0

1

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Chief Executive Officer and Treasurer and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2)	A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Salient MLP & Energy Infrastructure Fund

By (Signature and Title) /s/ Gregory A. Reid
Greg A. Reid, President & Chief Executive Officer

Date July 31, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Greg A. Reid
Greg A. Reid, President & Chief Executive Officer

Date July 31, 2012

By (Signature and Title) /s/ John E. Price
John E. Price, Treasurer & Principal Financial Officer

Date July 30, 2012

3